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                                                                  EXHIBIT 10.4

                                FORM OF DEBENTURE

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND MAY NOT BE OFFERED OR SOLD IN THE UNITED STATES OR TO U.S. PERSONS (OTHER THAN DISTRIBUTORS) UNLESS THE SECURITIES ARE REGISTERED UNDER THE ACT OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENT OF THE ACT IS AVAILABLE. THIS SUBSCRIPTION AGREEMENT SHALL NOT CONSTITUTE AN OFFER TO SELL NOR A SOLICITATION OF AN OFFER TO BUY THE SECURITIES IN ANY JURISDICTION IN WHICH SUCH OFFER OR SOLICITATION WOULD BE UNLAWFUL.

No.______                                                      $_________ U.S.

                                CLEARLOGIC, INC.
                 8% CONVERTIBLE DEBENTURE DUE DECEMBER 31, 2002

         THIS DEBENTURE is one of a duly authorized issue of Debentures of CLEARLOGIC, INC., a corporation duly organized and existing under the laws of the State of New Jersey (the "Company") designated as its 8% Convertible Debentures Due December 31, 2002, in an aggregate principal amount not exceeding $1,000,000 U.S.

         FOR VALUE RECEIVED, the Company promises to pay to ___________________, the registered holder hereof (the "Holder"), the principal sum of _____________________ Dollars ($________ U.S.), on December 31, 2002, (the
"Maturity Date") and to pay interest on the principal sum outstanding from time to time in arrears on the Maturity Date, at the rate of 8% per annum accruing from the date of initial issuance. Accrual of interest shall commence on the first such business day to occur after the date hereof until payment in full of the principal sum has been made or duly provided for. All accrued and unpaid interest shall bear interest at the same rate as the due date of the interest payment until paid. The interest so payable will be paid on the Maturity Date to the person in whose name this Debenture (or one or more predecessor Debentures) is registered on the records of the Company regarding registration and transfers of the Debentures (the "Debenture Register") on the tenth day prior to the Maturity Date; provided, however, that the Company's obligation to a transferee of this Debenture arises only if such transfer, sale or other disposition is made in accordance with the terms and conditions of the Subscription Agreement (the "Agreement") executed by the original Holder. The principal of, and interest on, this Debenture are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private

                             (continued on reverse)

         IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed by an officer thereunto duly authorized.


                                             CLEARLOGIC, INC.

Dated: ________________________              By: _______________________________


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debts, at the address last appearing on the Debenture Register of the Company as designated in writing by the Holder from time to time. The Company will pay the principal of and interest upon this Debenture on the Maturity Date, less any amounts required by law to be deducted, to the registered holder of this Debenture reflected in the Debenture Register as of the tenth day prior to the Maturity Date and addressed to such holder at the last address appearing on the Debenture Register. The forwarding of such check shall constitute a payment of interest hereunder and shall satisfy and discharge the liability for principal and interest on this Debenture to the extent of the sum represented by such check plus any amounts so deducted unless such check is not paid at par. At the option of the Company, interest herein may be payable in shares of Company
Common Stock valued at the conversion price described in Section 5.

         This Debenture is subject to the following additional provisions:

         1. The Debentures are issuable in denominations of Five Hundred Thousand Dollars ($500,000 U.S.) and integral multiples thereof. The Debentures are exchangeable for an equal aggregate principal amount of Debentures of different authorized denominations, as requested by the Holders surrendering the same. No service charge will be made for such registration of transfer or exchange.

         2. The Company shall be entitled to withhold from all payments of principal of, and interest on, this Debenture any amounts required to be withheld under the applicable provisions of the United States income tax laws or other applicable laws at the time of such payments.

         3. This Debenture has been issued subject to investment representations of the original purchaser hereof and may be transferred or exchanged only in compliance with the Securities Act of 1933, as amended (the "Act") and upon receipt of an opinion of counsel reasonably satisfactory to the Company. Prior to due presentment for transfer of this Debenture, the Company and any agent of the Company may treat the person in whose name this Debenture is duly registered on the Company's Debenture Register as the owner hereof for the purpose of receiving payment as herein provided and for all other purposes, whether or not this Debenture be overdue, and neither the Company nor any such agent shall be affected by notice to the contrary.

         4. The Company covenants and agrees, and each holder of Debentures, by his acceptance thereof, likewise covenants and agrees, that the indebtedness evidenced by the Debentures and the payment of the principal thereof and interest thereon shall be subordinate and subject in right of payment, to the extent and in the manner hereinafter set forth, to the prior payment in full of all "Senior Indebtedness." The term "Senior Indebtedness" of the Company shall mean (i) the principal of and accrued and unpaid interest on all indebtedness of the Company, whether outstanding on the date of issuance of this Debenture or thereafter created, incurred, or assumed, for money borrowed from one or more banks, insurance companies, financial institutions, governmental entities or any other persons which regularly engage in lending money, unless such indebtedness shall, in the instrument creating the same, be

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specifically designated as not being senior in right of payment to the
Debentures; and (ii) any modifications, renewals, extensions, deferrals, and refunding of any such indebtedness, liabilities, or obligations; provided, however, that Senior Indebtedness shall not be deemed to include any obligation of the Company in connection with extensions of credit by trade creditors and suppliers.

         5. The Holder of this Debenture is entitled, at its option, subject to the conditions in paragraph 6 below, at any time, until maturity hereof to convert the principal amount of this Debenture or any portion of the principal amount hereof which is at least Five Hundred Thousand Dollars ($500,000 U.S.), or, if at the time of such election to convert the aggregate principal amount of all Debentures registered to the Holder is less than Five Hundred Thousand Dollars ($500,000 U.S.), then the whole amount thereof, into Shares of Common Stock of the Company at a conversion price for each share of Common Stock equal to the lower of the Market Price of the Common Stock on the first day of trading, or 75% of the Market Price of the Company's Common Stock averaged over the five trading days prior to the date of conversion. For purposes of this
Section 5, the Market Price shall be the closing bid price of the Common Stock, as reported by the National Association of Securities Dealers Inc., Automated Quotation System or, in the event the Common Stock is listed on a stock exchange, the fair market value per Share shall be the closing price on the exchange, as reported in the Wall Street Journal. Such conversion shall be effectuated by surrendering the Debentures to be converted to the Company, at 41 South Haddon Avenue, Haddonfield, NJ 08033, facsimile (856) 547-7824 with the form of conversion notice attached hereto as Exhibit A, executed by the Holder of this Debenture evidencing such Holder's intention to convert this Debenture or a specified portion (as above provided) hereof, and accompanied, if such shares are to be issued in a name other than Holder, by proper assignment hereof in blank. Any accrued and unpaid interest shall be payable, at the option of the Company, in cash or in shares valued at the then effective conversion price. No fractions of shares or scrip representing fractions of shares will be issued on conversion, but the number of shares issuable shall be rounded to the nearest whole share. The date on which notice of conversion is given shall be deemed to be the date on which the Holder has delivered this Debenture, with the conversion notice duly executed, to the Company, or, if earlier, the date set forth in such notice of conversion if this Debenture is received by the Company within two business days' thereafter.

         6. The Holder of this Debenture is obligated to give two (2) business days advance notice of its intent to convert at which time the Company may exercise its right to redeem any or all said portion of such debenture. At the end of this 48-hour period the Holder may continue with its intended conversion.

         7. This Debenture is redeemable at the option of the Company on no less than 10 days' written notice by the Company at a redemption price equal to 115% of the face amount hereof, plus accrued and unpaid interest to the redemption date.


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         8. This Debenture and all other Debentures now or hereafter issued of similar terms are direct obligations of the Company. This Debenture ranks equally and ratably with all other Debentures now or hereafter issued under this terms set forth herein.

         9. No recourse shall be had for the payment of the principal of, or the interest on, this Debenture, or for any claim based hereon, or otherwise in respect hereof, against any incorporator, shareholder, officer or director, as such, past, present or future, of the Company or any successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

         10. The Holder of this Debenture, by acceptance hereof, agrees that this Debenture is being acquired for investment and that such Holder will not offer, sell or otherwise dispose of this Debenture or the Shares of Common Stock issuable upon exercise thereof except under circumstances which will not result in a violation of the Act or any applicable state Blue Sky law or similar laws relating to the sale of securities.

         11. This Debenture shall be governed by and construed in accordance with the laws of the State of Delaware, and shall be further subject to the terms of the Agreement.



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                                    EXHIBIT A

                              NOTICE OF CONVERSION

                    (To be Executed by the Registered Holder
                       in order to Convert the Debenture)

         The undersigned hereby irrevocably elects to convert the above Debenture No. ______________ into Shares of Common Stock of ClearLogic, Inc. (the "Company") according to the conditions hereof, as of the date written below.

                                       ---------------------------------------
                                       Date of Conversion*


                                       ---------------------------------------
                                       Applicable Conversion Price


                                       ---------------------------------------
                                       Signature


                                       ---------------------------------------
                                       Name

                                       Address:
                                       ---------------------------------------

                                       ---------------------------------------




* This original Debenture and Notice of Conversion must be received by the Company by the second business day following the Date of Conversion.




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